--------------------------------------------------------------------------------
                                  T. Rowe Price
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                                  Annual Report
                               European Stock Fund
--------------------------------------------------------------------------------
                                October 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

EUROPEAN STOCK FUND

* A midsummer crisis in Russia derailed a solid European rally, leading to sharp corrections in many markets.

* Financials, multinationals, and cyclicals struggled most, while steady growth companies tended to perform better.

* A focus on visible earnings growth helped the fund minimize its six-month loss (-3.62%), preserve a strong full-year gain (20.12%), and stay well ahead of its peer group.

* While we don't expect an immediate impact from the January 1 introduction of the euro, we think the new currency will have long-term benefits.

* Although short-term prospects are weak, we remain encouraged by Europe's superb longer-term fundamentals.

FELLOW SHAREHOLDERS

     The outstanding investing environment your fund enjoyed through most of the past 12 months soured after July, when a Russian economic crisis depressed emerging markets and weighed on Europe's economies. Like most global markets, Europe's bourses trended down over the last three months of the period, leaving your fund with a six-month loss. Fortunately, good stock selection and country choices helped limit those losses and preserved a strong gain for the year.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/98        6 Months12 Months
--------------------------------------------------------------------------------
European Stock Fund           -3.62%  20.12%

MSCI Europe Index                  -4.51    23.42

Lipper European Funds Average    -9.0515.45
================================================================================

     The fund's -3.62% six-month and 20.12% full-year results put it well ahead of the Lipper European Funds Average for both periods. Our core growth holdings generally produced the steady returns and performance we expected of them and proved to be a haven of safety during tumultuous market conditions. An overweighting in France and an underweighting in the U.K., particularly earlier in the year, also provided positive contributions. Our 12-month returns were behind the MSCI Europe Index: significant holdings in the Netherlands, Norway, Sweden, and Russia, as well as relatively light exposure to Germany, kept us from a better comparative performance over that period.

     The first half of the annual period was excellent for European investors. Strong investment flows into the region and good news on corporate profits contributed to generous gains in many European markets. The environment was then disrupted in mid-July by a sequence of economic and financial crises in Russia, Asia, and Latin America, during which the ruble collapsed and Russia defaulted on its obligations. Investor confidence was shaken, as was Europe's economic health. Slowing foreign demand and increased price competition contributed to sharp corrections in European markets. Only Belgium posted a positive return in the last six months: most other markets fell in local currencies. The declines were exacerbated by the markets' relatively high valuations. Fortunately for U.S. investors, however, dollar weakness offset the declines in some cases, as shown in the Market Performance table on page 3.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

================================================================================
Market Performance
--------------------------------------------------------------------------------
Six Months                     Local          Local Currency          U.S.
Ended 10/31/98              Currency        vs. U.S. Dollars       Dollars
--------------------------------------------------------------------------------
Belgium                        7.24%                   8.41%       16.26%
France                        -8.17                    8.29        -0.55
Germany                       -8.44                    8.35        -0.80
Italy                        -11.13                    8.16        -3.88
Netherlands                  -15.78                    8.18        -8.89
Spain                        -11.47                    8.00        -4.38
Sweden                       -15.08                   -1.00       -15.93
Switzerland                  -10.68                   10.76        -1.07
United Kingdom                -7.76                    0.16        -7.61
Source: FAME Information Services, Inc.; based on MSCI indices.
================================================================================

     Financial services companies exposed to emerging market debt (and to hedge funds, such as Long Term Capital Management, that had been torn apart by currency crises) suffered some of the worst declines, although many types of multinational firms were adversely affected by waning foreign demand. The cyclicals sector also suffered poor earnings as economic growth slipped and the weak U.S. dollar made Europe's exports less competitive. Steady-growth companies, such as pharmaceuticals and consumer goods firms, whose reliable earnings become attractive in difficult markets, scored better performance. October saw a rally across Europe, led by sectors that had fallen the farthest.

     Economic growth was uneven in the major economies of Europe. Domestic demand drove France and Spain to the top of the chart, at 3% to 4% growth per annum, while Germany and Italy grew 1% to 2%. In Germany, the election of Gerhard Schroeder as Chancellor suggested that fiscal policy could be relaxed, but domestic demand appeared to be cautious ahead of proposed changes to the tax system. Inflation remained almost nonexistent, but it is unlikely the Bundesbank (Germany's central bank, the most powerful in Europe) will cut rates. Other future euro members are still lowering their interest rates to ensure convergence by year-end, and significantly lower rates could overheat the buoyant economies of Ireland, Portugal, and Spain. The European Central Bank will be responsible for setting rates from January 1, 1999, and will need to set conservative policies to establish its credentials.

UPDATE ON THE EURO

     The European Union's new single currency, the euro, will replace the national currencies of the 11 participating countries (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain) on January 1, 1999. Prices will then be quoted in both the national currency and the euro, using the fixed exchange rate set at the end of 1998, and transactions will be settled in the euro. (Euro notes and coins will not replace national notes and coins in circulation until after January 1, 2002.) Portfolio holdings that originate in the participating countries will be priced, settled, and valued in euros. This change will not affect the investment value of your fund in U.S. dollar terms, as the euro will be converted into dollars in the same way that deutschemarks, francs, lire, and other European currencies currently are. The total amount of fund assets denominated in euros will vary depending on our investment decisions; as of October 31, it would be over 50% of the portfolio.

     The move to a single currency is expected to bring benefits both macroeconomic and microeconomic. An independent European Central Bank will promote low inflation and stable currency relationships. The euro will eliminate foreign exchange hedging and transaction costs (saving an estimated $40 billion per year). Comparison of cross-border prices and wages will become easier and should stimulate competition. The development of a liquid capital market denominated entirely in euros will lower the cost of capital for companies and improve capital allocation.

     Although we think these benefits will materialize, the transition to a euro system is not without risks. To the extent that member countries are affected differently by external shocks, they may not be able to make adjustments involving the free movement of capital and people. Also, a one-size-fits-all interest rate policy may not be suitable for economies growing at different speeds. However, the arrival of the euro will in itself create pressure for affirmative change. For example, as prices become more easily comparable across borders, disparities resulting from different national tax structures or regulations will come under increasing scrutiny.

     The introduction of the euro is not expected to have any short-term impact on your fund. In time, however, we believe it will provide opportunities for companies that can grow faster than the market in a low-inflation environment because of a strong business franchise, technological or research leadership, or the ability to cut costs and generate cash to finance investment.

MARKET AND PORTFOLIO REVIEW

     The U.K. continued to retain the largest share of fund assets at 25%. The country was troubled during the past six months by the specter of recession. The manufacturing and export sectors remained weak, the result of high interest rates and a strong exchange rate. The service sector performed better, but there were clear signs of lower consumer demand. Profit expectations for British companies struggled. Correspondingly, consensus gross domestic product (GDP) growth estimates have fallen tobetween 0.5% and 1.0% for 1999. Inflation, however, was under the Bank of England's target of 2.5%, which allowed the bank to cut interest rates twice recently from 7.5% to 6.75%.

     The U.K. market fell -7.76% in local currency terms in the past six months, a lighter decline than most other European countries. However, expectations of lower interest rates weakened sterling against the other European currencies, so our holdings there did not benefit much from a falling U.S. dollar.

     Companies with a clear strategic vision used market weakness as an opportunity to enhance their cross-border positions. Home products manufacturer KINGFISHER revealed plans to swap its interests in U.K. do-it-yourself home improvement stores for a 54.6% stake in Castorama, the number one such retailer in France. The combined entity will be the largest retailer of its kind in Europe. Kingfisher's goal is to lift Castorama's margins by increasing economies of scale and improving customer service. Kingfisher has already successfully done this in electric appliance retailing with Comet (in the U.K.) and Darty (in France).

     [Geographic Diversification pie chart showing: United Kingdom, 25%; France, 15%; Netherlands, 14%; Germany, 10%; Switzerland, 9%; Italy, 7%; Sweden, 5%; Other and Reserves, 15%.]

     Global oil concern BRITISH PETROLEUM (BP) surprised the market with its $110 billion merger with Amoco. The newly merged company will be run from London by John Browne, current CEO of BP, who wants toreduce costs by $2 billion a year and improve returns on capital to be competitive with industry leader Exxon.
Since our last report we added to our holding in UNILEVER, the multinational consumer goods manufacturer, which continued to focus on improving returns to shareholders through restructuring, cutting costs, and spinning off peripheral assets.

     BELGIUM, at 2.4% of assets, was the only primary European country to show a positive return (16.26% in dollar terms) over the six-month period. The gain resulted largely from an unusual amount of merger and acquisition activity. Most of this occurred in the financial services sector, as smaller businesses acted to improve their competitive positions ahead of EMU. The three-way merger between fund holding KREDIETBANK, Cera Bank, and ABB insurance to form KBC Bancassurance Holding boosted returns. Following this, ABN Amro (the Dutch bank) sparked a hotly contested bid for another of our bank holdings, GENERALE DE BANQUE. The property was eventually won by FORTIS AMEV (a Belgian-Dutch financial concern), which also benefited the fund.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                                        Percent of Net Assets
                                                     4/30/98           10/31/98
Services .................................             27.5%              28.7%
Consumer Goods ...........................             19.6               23.7
Finance ..................................             21.3               21.1
Energy ...................................             12.1               10.6
Capital Equipment ........................              8.6                6.9
Materials ................................              3.5                2.9
Multi-industry ...........................              2.7                2.0
Reserves .................................              4.7                4.1
--------------------------------------------------------------------------------
Total ....................................            100.0%             100.0%
================================================================================

     The NETHERLANDS, at 14.2% of assets, was the worst-performing country in local currency terms in the last half-year as investors were disappointed by poor profit results. We reduced our holding in ROYAL DUTCH PETROLEUM, the oil company, as it warned of a deteriorating business environment and falling profits from refining and chemicals. Insurer ING GROEP cautioned that its emerging markets exposure would reduce banking profits, even though overall profit growth will be positive due to its successful life insurance operations. We increased the holding in PHILIPS ELECTRONICS after it dissolved a joint mobile phone venture with U.S. telecommunications firm Lucent, as the losses were deemed unacceptable. Philips continued to focus on shareholder value by exiting businesses with poor returns, restructuring, and buying back its shares.

     It was not all doom and gloom in the Netherlands, however. Our focus on businesses with reliable growth characteristics led us to significant holdings in the successful business publishers WOLTERS KLUWER and ELSEVIER. Wolters produced excellent interim results and higher growth than expected, resulting in spectacular outperformance. Also, Seagram agreed to terms with Philips for their majority stake in POLYGRAM, the entertainment company, and launched an offer to buy out minority shareholders. This transfer received full regulatory approval and we received an attractive offer for our shares. We expect the deal to be completed before year-end.

     The markets were led lower in FRANCE (14.9% of assets) and GERMANY (9.6%) in the last six months by the banking sector and cyclical sectors, such as autos, building and construction, energy, and steel. Banks were heavily punished for their exposures to Asia, Russia, Latin America, and high-risk hedge funds. Our holdings in Germany's DEUTSCHE BANK and DRESDNER BANK fell 50% from their peaks, while France's SOCIETE GENERALE fell 64%. Profits for these firms are not likely to recover in 1998. Nevertheless, we maintained positions because significant potential remains for cost-cutting and restructuring of their interests. French insurer AXA also fell significantly during the period. We used this as an opportunity to add to our holding, as its global life insurance business remains an attractive, long-term investment.

     The fund escaped the worst performance in these two countries by owning large positions in steady growers with defensive qualities. In France, SANOFI (the drug company) announced better-than-expected interim results and good progress with the launch of two new drugs: Aprovel, a new hypertension drug, and Plavix, which treats heart attacks and strokes. PINAULT PRINTEMPS (French retailer) reported excellent growth in sales (up 23%) and profits (up 35%) due to strong consumer demand. Profits at TELEVISION FRANCAISE, which operates the most popular television station, soared 52% as the expanding economy boosted advertising revenue and the soccer World Cup in June attracted a record number of viewers. In Germany, SAP continued to increase its global dominance as a business software provider. We added to this position at the expense of our holding in BAAN, a Dutch competitor, which we sold during the summer.

     The two major banks in SWITZERLAND, CREDIT SUISSE and UNION BANK OF SWITZERLAND, fell 60% from their peaks as investors were horrified to discover the extent of the losses from their respective Russian and Long Term Capital Management exposures. In contrast, our main holdings in consumer products maker NESTLE, as well as pharmaceuticals NOVARTIS and ROCHE, produced steady results. Nestle is focused on increasing shareholder value by improving the returns from new capital expenditure; a management stock incentive scheme has also been introduced. We held a 9.3% stake in Switzerland.

     In SPAIN, where the fund kept 4.1% of assets, our bank holdings with Latin American exposure (BANCO BILBAO VIZCAYA and BANCO SANTANDER) were savaged, with share prices falling close to 60% from their highs. The electrical utilities, such as ENDESA and IBERDROLA, performed relatively well because of their safe, defensive qualities. SWEDEN was one of the worst-performing markets in Europe in the six-month period because of its relatively high exposure to cyclical stocks in the paper and steel industries. In addition, Ericsson suffered from poor new product development and price pressures in its mobile handsets division and further losses in fixed telecom equipment. On the other hand, H&M, the pan-European clothes retailer, performed spectacularly. H&M was our largest holding in this market and we've since trimmed it because its valuation became stretched. We had a 4.9% position in Sweden.

     RUSSIA'S economic collapse in August was nothing short of catastrophic to its market. We had reduced our holdings to less than 0.5% of assets ahead of the crisis, so the effect on the fund was modest. However, as mentioned earlier, the consequences were clearly felt elsewhere in the portfolio.

OUTLOOK

     European markets have suffered Asian recessions, a crisis in Russia, and a severe slowdown in Latin America at a time when market valuations were at their highest. Growth forecasts across Europe are being lowered, leaving more cyclically influenced companies particularly vulnerable to earnings downgrades. The impending euro is limiting European central banks' ability to help by modifying monetary policy, although clearly there is a possibility of interest rate cuts.

     Nevertheless, despite less buoyant short-term prospects, we remain encouraged by the superb longer-term fundamentals Europe offers: low inflation, continued corporate restructuring, and an improved focus on shareholder value. In this environment, we believe that our emphasis on more sustainable and visible earnings growth will continue to be rewarded.

Respectfully submitted,

/s/

Martin G. Wade
President
November 23, 1998

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/98
--------------------------------------------------------------------------------
SmithKline Beecham, United Kingdom ..............................           3.0%
National Westminster Bank, United Kingdom .......................           3.0
Wolters Kluwer, Netherlands .....................................           2.9
Nestle, Switzerland .............................................           2.8
Glaxo Wellcome, United Kingdom ..................................           2.4
--------------------------------------------------------------------------------
Diageo, United Kingdom ..........................................           2.2
Vivendi, France .................................................           2.0
ING Groep, Netherlands ..........................................           2.0
Novartis, Switzerland ...........................................           1.8
Royal Dutch Petroleum, Netherlands ..............................           1.7
--------------------------------------------------------------------------------
Roche Holdings, Switzerland .....................................           1.6
Shell Transport & Trading, United Kingdom .......................           1.5
Telecom Italia, Italy ...........................................           1.5
Kingfisher, United Kingdom ......................................           1.5
Total (Class B), France .........................................           1.5
--------------------------------------------------------------------------------
Unilever, Netherlands ...........................................           1.4
Reed International, United Kingdom ..............................           1.3
UBS, Switzerland ................................................           1.3
Gehe, Germany ...................................................           1.2
Hennes and Mauritz (Class B), Sweden ............................           1.2
--------------------------------------------------------------------------------
Bayerische Vereinsbank, Germany .................................           1.1
Pinault Printemps Redoute, France ...............................           1.1
Mannesmann, Germany .............................................           1.1
Telefonica de Espana, Spain .....................................           1.1
KBC Bancassurance Holding, Belgium ..............................           1.1
--------------------------------------------------------------------------------
Total ...........................................................          43.3%
================================================================================

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 10/31/98        1 Year   3 Years   5 Years   Inception        Date
European Stock Fund           20.12%    20.73%    17.73%      12.11%     2/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price European Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                          Year
                                                         Ended
                                                      10/31/98         10/31/97         10/31/96         10/31/95         10/31/94
NET ASSET VALUE
Beginning of period .........................     $      19.84       $    16.93       $    14.35       $    12.72       $    11.37
Investment activities
        Net investment income ...............             0.28             0.25             0.25             0.20             0.14
        Net realized and
        unrealized gain (loss) ..............             3.52             3.12             2.79             1.60             1.26
        Total from
        investment activities ...............             3.80             3.37             3.04             1.80             1.40
Distributions
        Net investment income ...............            (0.25)           (0.26)           (0.21)           (0.12)           (0.04)
        Net realized gain ...................            (1.01)           (0.20)           (0.25)           (0.05)           (0.01)
        Total distributions .................            (1.26)           (0.46)           (0.46)           (0.17)           (0.05)
NET ASSET VALUE
End of period ...............................     $      22.38       $    19.84       $    16.93       $    14.35       $    12.72
Ratios/Supplemental Data
Total return^ ...............................            20.12%           20.30%           21.76%           14.41%           12.35%
Ratio of expenses to
average net assets ..........................             1.05%            1.06%            1.12%            1.20%            1.25%
Ratio of net investment
income to average
net assets ..................................             1.39%            1.41%            1.81%            1.75%            1.19%
Portfolio turnover rate .....................            26.8%            17.5%            14.1%            17.2%            24.5%
Net assets, end of period
(in millions) ...............................     $   1,412          $   984          $   705          $   491          $   337

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
Portfolio of Investments
                                                           Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands

BELGIUM  2.4%
Common Stocks  2.4%
Dexia ................................................         18,994    $ 3,083
Fortis ...............................................         28,931      8,309
KBC Bancassurance Holding ............................        224,160     15,637
Societe Europeenne des Satellites ....................          8,000      1,334
UCB ..................................................            999      5,831
Total Belgium (Cost $17,182) .........................                    34,194

CZECH REPUBLIC  0.1%
Common Stocks  0.1%
SPT Telecom ..........................................         55,200        835
Total Czech Republic (Cost $589) .....................                       835

DENMARK  0.6%
Common Stocks  0.6%
Den Danske Bank ......................................         29,130      3,955
Tele Danmark (Class B) ...............................         21,090      2,297
Unidanmark (Class A) .................................         32,380      2,468
Total Denmark (Cost $4,971) ..........................                     8,720

FINLAND  1.0%
Common Stocks  1.0%
Nokia (Class A) ......................................        155,030     14,124
Total Finland (Cost $4,225) ..........................                    14,124

FRANCE  14.9%
Common Stocks  14.9%
AXA ..................................................         85,818      9,700
Accor ................................................         10,580      2,222
Alcatel Alsthom ......................................         58,078      6,471
Altran Technologies ..................................         16,632      3,254
Canal Plus ...........................................          4,160      1,009
Carbone Lorraine .....................................        258,926     14,913
Carrefour ............................................          8,320      5,523
Cie de St. Gobain ....................................         56,129    $ 8,304
Credit Commercial de France ..........................         59,714      4,194
Danone ...............................................         36,345      9,610
Dexia France .........................................         12,910      1,903
Dexia France, Bearer .................................         16,099      2,373
Dexia France, Registered 1999++ ......................         10,510      1,549
Elf Aquitaine ........................................         58,310      6,748
Europeenne des Casinos ...............................         14,753      1,458
GTM Entrepose ........................................         22,460      2,434
Guilbert .............................................          3,744        544
L'Oreal ..............................................          6,312      3,607
Lafarge ..............................................         22,776      2,328
Lapeyre ..............................................         34,680      3,059
Legrand ..............................................         13,100      3,339
Pathe ................................................         16,723      3,194
Pinault Printemps Redoute ............................         94,600     15,835
Primagaz .............................................         21,248      1,912
Sanofi ...............................................         84,444     13,223
Schneider ............................................        154,951      9,198
Societe Generale .....................................         36,992      4,894
Sodexho Alliance .....................................         58,888     11,437
Television Francaise .................................         43,887      7,251
Total (Class B) ......................................        179,938     20,760
Vivendi ..............................................        125,834     28,741
Total France (Cost $162,637) .........................                   210,987

GERMANY  9.6%
Common Stocks  8.8%
Allianz ..............................................         29,870     10,242
Bayer ................................................        174,462      7,088
Bayerische Vereinsbank ...............................        199,569     15,843
Buderus ..............................................          3,100      1,289
Commerzbank ..........................................         11,492        346
Deutsche Bank ........................................        155,505      9,669
Deutsche Telekom .....................................        198,363      5,403
Dresdner Bank ........................................        183,664      7,151
Gehe .................................................        225,413     16,942
Hoechst ..............................................         65,530      2,738
Hornbach Baumarkt ....................................         18,130   $    788
Mannesmann ...........................................        160,350     15,778
Rhoen Klinikum .......................................         31,261      3,114
SAP ..................................................         25,410     10,661
Siemens ..............................................         42,302      2,544
Sixt .................................................          6,830      1,410
Veba .................................................        180,253     10,065
Volkswagen ...........................................         42,110      3,165
                                                                         124,236

Preferred Stocks  0.8%
Fielmann .............................................         28,660      1,289
Fresenius ............................................         13,210      2,265
Hornbach Holdings ....................................         25,120      1,893
SAP ..................................................         12,680      6,177
                                                                          11,624
Total Germany (Cost $107,213) ........................                   135,860

GREECE  0.3%
Common Stocks  0.3%
Alpha Credit Bank ....................................          3,760        300
Ergo Bank ............................................          8,305        737
Hellenic Telecommunication ...........................         93,808      2,131
Intracom .............................................         10,804        450
Total Greece (Cost $2,811) ...........................                     3,618

HUNGARY  0.1%
Common Stocks  0.1%
EGIS .................................................          7,048        129
Matav ................................................        185,805        962
Total Hungary (Cost $1,055) ..........................                     1,091

IRELAND  0.1%
Common Stocks  0.1%
CBT Group ADR (USD) * ................................         64,598        771
Irish Permanent ......................................         23,668        337
Total Ireland (Cost $3,419) ..........................                     1,108

ITALY  6.8%
Common Stocks  6.8%
Assicurazioni Generali ...............................        217,880  $   7,801
Banca Commerciale Italiana ...........................        506,000      3,126
Banca di Roma ........................................      2,657,000      4,635
Credito Italiano .....................................      2,055,231     11,031
ENI ..................................................      1,977,376     11,759
Gucci Group (USD) ....................................         70,044      2,671
IMI ..................................................        524,253      8,058
INA ..................................................      1,088,000      2,996
Industrie Natuzzi ADR (USD) ..........................         78,300      1,424
Italgas ..............................................        754,943      3,456
Mediolanum ...........................................        128,000      3,185
Rinascente ...........................................        190,000      1,831
Telecom Italia .......................................      2,956,080     21,365
Telecom Italia Mobile ................................      2,300,435     13,350
Total Italy (Cost $79,856) ...........................                    96,688

NETHERLANDS  14.2%
Common Stocks  14.2%
ABN Amro .............................................        399,912      7,491
ASM Lithography ......................................        172,160      4,367
Aalberts Industries ..................................         43,150      1,032
Accell Group * .......................................          2,391         33
Ahold ................................................        325,123     10,806
Ahrend ...............................................         50,380      1,022
Akzo Nobel ...........................................         64,968      2,524
CSM ..................................................        157,183      7,740
Elsevier .............................................        849,651     11,960
Equant ...............................................         60,000      2,601
Fortis Amev ..........................................        190,065     12,339
Getronics ............................................         19,360        803
GTI ..................................................          2,752         74
ING Groep ............................................        570,745     27,614
Koninklijke KPN ......................................         78,257      3,041
Numico ...............................................        116,840      4,596
Philips Electronics ..................................         83,420    $ 4,438
Polygram .............................................        137,356      8,094
Royal Dutch Petroleum ................................        484,286     23,379
STMicroelectronics (FRF) * ...........................         44,660      2,733
TNT Post Groep .......................................         78,257      2,094
Unilever .............................................        270,850     20,091
Wolters Kluwer .......................................        214,620     41,581
Total Netherlands (Cost $150,082) ....................                   200,453

NORWAY  1.8%
Common Stocks  1.8%
Bergesen (Class A) ...................................         38,320        531
Merkantildata ........................................         64,000        643
Norsk Hydro ..........................................        242,296     10,530
Orkla (Class A) ......................................        717,726     12,135
Saga Petroleum (Series A) ............................         64,670        821
Tomra Systems ........................................         19,800        557
Total Norway (Cost $25,261) ..........................                    25,217

PORTUGAL  0.6%
Common Stocks  0.6%
Jeronimo Martins .....................................        186,740      8,089
Total Portugal (Cost $4,201) .........................                     8,089

RUSSIA  0.1%
Common Stocks  0.1%
Lukoil (USD) .........................................         13,576         55
Lukoil ADR (USD) .....................................         21,497        349
Rao Gazprom ADS (USD) * ..............................         85,479        797
Total Russia (Cost $2,279) ...........................                     1,201

SPAIN  4.1%
Common Stocks  4.1%
Argentaria Banca de Espana ...........................        223,204      4,857
Azkoyen ..............................................          2,750        369
Azucarera Ebro Agr ...................................         25,000    $   546
Banco Bilbao Vizcaya .................................        263,640      3,556
Banco Popular Espanol ................................         21,445      1,325
Banco Santander ......................................        520,362      9,531
Banco Santander, New .................................          9,911        180
Empresa Nacional de Electricidad .....................        262,136      6,606
Gas Natural ..........................................         48,581      4,184
Iberdrola ............................................        417,295      6,740
Prosegur Seguridad ...................................         32,500        393
Repsol ...............................................         89,519      4,493
Telefonica de Espana .................................        348,210     15,722
Total Spain (Cost $37,317) ...........................                    58,502

SWEDEN  4.9%
Common Stocks  4.9%
ABB (Class A) ........................................        307,690      3,252
Assa-Abloy (Class B) .................................         32,172      1,282
Astra (Class B) ......................................        956,373     15,008
Atlas Copco (Class B) ................................        198,790      4,622
Atle .................................................         26,928        369
Electrolux (Class B) .................................        524,500      7,895
Esselte (Class B) ....................................         36,976        540
Granges ..............................................         30,544        399
Hennes and Mauritz (Class B) .........................        238,260     16,788
Nordbanken Holding ...................................      1,962,795     11,768
Sandvik (Class A) ....................................         36,480        750
Sandvik (Class B) ....................................        194,990      4,009
Scribona (Class B) ...................................         47,624        165
Securitas (Class B) ..................................        132,164      1,625
Sifo Group (Class B) * ...............................         47,624        183
Total Sweden (Cost $50,622) ..........................                    68,655

SWITZERLAND  9.3%
Common Stocks  9.3%
ABB ..................................................          5,385      6,445
Adecco ...............................................         24,704      9,843
Credit Suisse Group ..................................         47,055    $ 7,230
Nestle ...............................................         18,275     38,834
Novartis .............................................         14,098     25,381
Roche Holding ........................................          1,988     23,176
Swatch Group .........................................            325        179
Swisscom * ...........................................          6,812      2,307
Swisslog Holding .....................................          3,991        364
UBS * ................................................         64,474     17,673
Valora Holding .......................................          1,070        288
Total Switzerland (Cost $105,439) ....................                   131,720

UNITED KINGDOM  25.0%
Common Stocks  25.0%
Abbey National .......................................        587,080     11,379
Asda Group ...........................................      2,058,430      5,475
Ashtead Group ........................................        142,999        469
BG ...................................................        541,176      3,551
Bodycote International ...............................         20,760        297
British Petroleum ....................................        497,000      7,378
CRT Group ............................................         48,834        138
Cable & Wireless .....................................      1,370,110     15,421
Cadbury Schweppes ....................................        985,753     15,096
Caradon ..............................................      1,103,223      2,308
Centrica * ...........................................        492,600        956
Chamberlain Phipps * .................................         99,000          0
Compass Group ........................................      1,239,000     12,575
Corporate Services Group .............................        134,319        337
David S. Smith .......................................        593,416      1,242
Diageo ...............................................      2,798,997     30,450
Electrocomponents ....................................        599,000      3,950
GKN ..................................................        244,000      2,939
Glaxo Wellcome .......................................      1,070,540     33,183
John Laing (Class A) .................................        302,152      1,517
Kingfisher ...........................................      2,377,462     21,002
Ladbroke Group .......................................        820,250      2,979
Mayflower ............................................        119,000        259
National Westminster Bank ............................      2,499,410     42,000
Rank Group ...........................................        620,625  $   2,597
Reed International ...................................      2,203,880     18,646
Rio Tinto ............................................        524,848      6,369
Rolls Royce ..........................................        469,761      1,734
Safeway * ............................................      1,071,000      5,378
Select Appointment ...................................         52,600        462
Serco Group ..........................................        117,500      2,065
Shell Transport & Trading ............................      3,579,000     21,601
SmithKline Beecham ...................................      3,427,200     42,662
Tesco ................................................      2,742,500      7,528
Tomkins ..............................................      3,201,770     14,817
Unilever .............................................        186,000      1,868
United News & Media ..................................      1,140,390     12,616
Total United Kingdom (Cost $278,876) .................                   353,244

SHORT-TERM INVESTMENTS  3.0%
Money Market Funds  3.0%
Reserve Investment Fund, 5.41% * .....................     41,986,223     41,986
Total Short-Term Investments (Cost $41,986) ..........                    41,986

Total Investments in Securities
98.9% of Net Assets (Cost $1,080,021) ................               $ 1,396,292

Other Assets Less Liabilities ........................                    15,716

NET ASSETS ...........................................               $ 1,412,008

*      Non-income producing
#      Seven-day yield
++ Securities contain some restrictions as to public resale - total of such securities at year-end amounts to 0.109% of net assets.
ADR    American depository receipt
ADS    American depository share
FRF    French franc
USD    U.S. dollar 12

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

ASSETS
Investments in securities, at value (cost $1,080,021) ...........     $1,396,292
Securities lending collateral pool ..............................         62,146
Other assets ....................................................         22,183
Total assets ....................................................      1,480,621

LIABILITIES
Securities lending collateral ...................................         62,146
Other liabilities ...............................................          6,467
Total liabilities ...............................................         68,613

NET ASSETS ......................................................     $1,412,008

Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $   17,705
Accumulated net realized gain/loss - net of distributions .......        128,464
Net unrealized gain (loss) ......................................        316,362
Paid-in-capital applicable to 63,079,540 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ..............        949,477

NET ASSETS ......................................................     $1,412,008

NET ASSET VALUE PER SHARE .......................................     $    22.38

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

================================================================================
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        10/31/98
INVESTMENT INCOME
Income
        Dividend (net of foreign taxes of $4,186) .............       $  27,167
        Interest ..............................................           4,042
        Total income ..........................................          31,209
Expenses
        Investment management .................................          10,502
        Shareholder servicing .................................           2,103
        Custody and accounting ................................             503
        Prospectus and shareholder reports ....................             171
        Registration ..........................................             148
        Legal and audit .......................................              20
        Directors .............................................               7
        Miscellaneous .........................................              11
        Total expenses ........................................          13,465
Net investment income .........................................          17,744

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
        Securities ............................................         135,033
        Foreign currency transactions .........................          (2,224)
        Net realized gain (loss) ..............................         132,809
Change in net unrealized gain or loss
        Securities ............................................          33,260
        Other assets and liabilities
        denominated in foreign currencies .....................              55
        Change in net unrealized gain or loss .................          33,315
Net realized and unrealized gain (loss) .......................         166,124

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................       $ 183,868

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                      Year
                                                                                                     Ended
                                                                                                  10/31/98                 10/31/97
INCREASE (DECREASE) IN NET ASSETS
Operations
        Net investment income ....................................................             $    17,744              $    12,470
        Net realized gain (loss) .................................................                 132,809                   47,603
        Change in net unrealized gain or loss ....................................                  33,315                   96,093
        Increase (decrease) in net assets from operations ........................                 183,868                  156,166

Distributions to shareholders
        Net investment income ....................................................                 (12,319)                 (10,997)
        Net realized gain ........................................................                 (49,758)                  (8,458)
        Decrease in net assets from distributions ................................                 (62,077)                 (19,455)

Capital share transactions *
        Shares sold ..............................................................                 852,885                  538,663
        Distributions reinvested .................................................                  59,319                   18,533
        Shares redeemed ..........................................................                (606,070)                (414,711)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 306,134                  142,485

NET ASSETS
Increase (decrease) during period ................................................                 427,925                  279,196
Beginning of period ..............................................................                 984,083                  704,887

END OF PERIOD ....................................................................             $ 1,412,008              $   984,083

*Share information
        Shares sold ..............................................................                  38,105                   28,889
        Distributions reinvested .................................................                   3,056                    1,070
        Shares redeemed ..........................................................                 (27,678)                 (21,997)
        Increase (decrease) in shares outstanding ................................                  13,483                    7,962

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $64,281,000; aggregate collateral consisted of $62,146,000 in the securities lending collateral pool and U.S. Treasury Securities valued at $5,075,000.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $564,459,000 and $323,473,000, respectively, for the year ended October 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,080,021,000. Net unrealized gain aggregated $316,271,000 at period end, of which $346,753,000 related to appreciated investments and $30,482,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $914,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year ended then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,692,000 for the year ended October 31, 1998, of which $190,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.9% of the outstanding shares of the European Stock Fund at October 31, 1998. For the year ended then ended, the fund was allocated $83,000 of Spectrum expenses, $10,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $3,384,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $53,422,000 with certain affiliates of the manager and paid commissions of $105,000 related thereto.

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 10/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

*    $2,041,000 from short-term capital gains,

* $47,717,000 from long-term capital gains; of which $30,952,000 was subject to the 20% rate gains category and $16,765,000 to the 28% rate gains category.

     The fund will pass through foreign source income of $21,869,000 and foreign taxes paid of $3,926,000.
================================================================================

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF EUROPEAN STOCK FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 18, 1998

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from
     8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     Account Services

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS Educational reports on investment strategies and financial markets.

     INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California  Tax-Free  Bond
Florida  Intermediate Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit  Municipal Income
Summit  Municipal  Intermediate
Tax-Free  High  Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond+
Tax-Free  Short-Intermediate
Virginia  Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly named Equity Index.
**     Closed to new investors.
***    Formerly named Florida Insured Intermediate Tax-Free.
+      Formerly named Tax-Free Insured Intermediate Bond.
++     Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price European Stock Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F79-050  10/31/98